UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 3, 2023
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Joby Aviation, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware			001-39524	98-1548118
(State or Other Jurisdiction of Incorporation)			(Commission File Number)	(IRS Employer Identification No.)

333 Encinal Street

Santa Cruz	,	California		95060
(Address of Principal Executive Offices)				(Zip Code)
Registrant’s Telephone Number, Including Area Code: (831) 201-6700
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	JOBY	New York Stock Exchange
Warrants to purchase common stock	JOBY WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.
On May 3, 2023, Joby Aviation, Inc. (the “Company”) entered into a common stock purchase agreement (the “Purchase Agreement”) with certain institutional investors for the issuance and sale in a registered direct offering of 43,985,681 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), at an offering price of $4.10 per share. The offering is expected to close on or about May 5, 2023.
The Company estimates that the net proceeds from the offering will be approximately $180.2 million, after deducting estimated offering expenses payable by the Company. The Company currently expects to use the net proceeds from the offering, together with our existing cash, cash equivalents and marketable securities, to fund the Company’s certification and manufacturing efforts, prepare for commercial operations, and for general working capital and other general corporate purposes.
The offering was made pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration Statement No. 333-267736) previously filed with and declared effective by the Securities and Exchange Commission (the “SEC”) and a prospectus supplement and accompanying prospectus filed with the SEC.
The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated by reference herein.
A copy of the opinion of Latham & Watkins LLP relating to the validity of the shares issued in the offering is filed herewith as Exhibit 5.1.
Item 8.01 Other Events.
The Company issued a press release announcing the transactions pursuant to the Purchase Agreement on May 3, 2023. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Forward-Looking Statements
This report contains forward-looking statements. All statements other than statements of historical facts contained herein are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the expected use of proceeds from the offering. Such forward-looking statements involve known and unknown risks, uncertainties, and other important factors that may cause the Company’s actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the Company’s business in general, see the Company’s prospectus supplement filed with the SEC on May 5, 2023, including the documents incorporated by reference therein, which include the Company’s Annual Report on Form 10-K filed with the SEC on March 1, 2023 and its other periodic reports filed with the SEC. The Company does not plan to publicly update or revise any forward-looking statements contained in this report, whether as a result of any new information, future events, changed circumstances or otherwise.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description
5.1	Opinion of Latham & Watkins LLP
10.1	Common Stock Purchase Agreement, dated May 3, 2023, between Joby Aviation, Inc. and Baillie Gifford Overseas Limited, acting as agent for and on behalf of the investors set forth therein
23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)
99.1	Press Release issued May 3, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Joby Aviation, Inc.

Date:	May 5, 2023	By:	/s/ Matthew Field
		Name:	Matthew Field
		Title:	Chief Financial Officer